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                  Filed pursuant to Rule 497(e) under the Securities Act of 1933
                                                           File Number 333-03715


                             NUVEEN INVESTMENT TRUST

                                  SUPPLEMENT TO
           STATEMENTS OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2005
                                November 15, 2005

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares, under Elimination of Sales Charge on Class A Shares, the following language should replace the language regarding employer-sponsored qualified defined contribution retirement plans:

          . any employer-sponsored retirement plan. With respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares, Nuveen will pay authorized dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.


                                                                 MGN-GRNWQ-1105D